EARNINGS CALL PRESENTATION Q2 2025

2 The financial results in this document reflect preliminary, unaudited results, which are not final until the Company’s Quarterly Report on Form 10-Q is filed. With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our guidance, our capital resources and liquidity, our pursuit of growth opportunities, the timing of transaction closings and investment spending, our ongoing negotiations to exit from certain joint ventures or the ultimate terms of any such exit, our expected cash flows, the performance of our customers, our expected cash collections and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of actual events. There is no assurance that the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “estimates,” “offers,” “plans,” “would” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward- looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except as required by law, we do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof. DISCLAIMER

INTRODUCTORY COMMENTS

4 QUARTERLY HIGHLIGHTS • Second Quarter Results – underscore sustained momentum • Improved Cost of Capital – positions us to accelerate future investment spending • Investment Pipeline – includes both existing and new partners, spanning a broad range of deal sizes; larger deals are a possibility • Strategic Capital Recycling – advancing ahead of our expectations • Consolidated Portfolio Coverage – up slightly to 2.1x • Box Office – continues to be source of meaningful optimism

PORTFOLIO

6 PORTFOLIO OVERVIEW Education Portfolio 55 Properties; 5 Operators Leased at 100% *See Quarterly Report on Form 10-Q for the quarter ended June 30, 2025 for definition and calculation of this non-GAAP measure **Excluding vacant properties EPR intends to sell Experiential Portfolio 274 Properties; 52 Operators ~$6.5B (94%) Total Investments* Leased or Operated at 99%** Total Portfolio Snapshot ~$6.9B Total Investments* 329 Properties Leased or Operated at 99%** Q2 Investment Spending $48.6M Total Portfolio Coverage TTM June 2025 YE 2019 Total Portfolio Coverage 2.1x 1.9x

7*BoxOfficeMojo PORTFOLIO UPDATE Box Office Updates* North American Box Office Gross (NABOG) rebounding • Q2 box office was $2.7B (up 37% vs. 2024); 6 titles grossed over $175M • Q3 has 3 titles projected to surpass $200M • Q4 anchored by 3 films projected to gross over $200M: Zootopia 2, Wicked: For Good, and Avatar: Fire & Ash Confirming 2025 NABOG expectations – First half of 2025 box office was $4.1B, a 15% increase over 2024; confirming 2025 estimates of $9.3B to $9.7B o A Minecraft Movie at $424M o Lilo & Stitch at $419M o Sinners at $279M o How to Train Your Dragon at $254M o Jurassic World is over $286M o Superman is at $260M o Fantastic Four opened to $118M o Apple’s F1 at $160M is most successful Apple theatrical release

PORTFOLIO UPDATE

Other Experiential Property and Operator Updates

Eat & Play

- Andretti OKC opened July 15
- Openings scheduled for Andretti KC in late 2025 and Schaumberg early 2026
- Portfolio coverage strong and above pre-Covid



Attractions & Cultural – properties open for summer; major expansion at Bavarian Inn is driving performance



Fitness & Wellness – all 3 of our hot springs resorts are ranked in Top 10 in the U.S. according to USA Today

- Springs Resort in Pagosa Springs, CO ranked 1st
- Murietta Hot Springs Resort in Murietta, CA ranked 3rd
- Iron Mountain in Glenwood Springs, CO ranked 5th

Experiential Lodging – Expansion at Jellystone Kozy Rest RV Resort complete; early season performance shows gains over Q2 2024 driven by increased number of rental units

EPR Properties®

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9 INVESTMENT SPENDING Q2 Investment Spending was $48.6M bringing YTD to $86.3M 2025 Investment Spending Guidance $200M - $300M Acquired second Pinstack Eat & Play venue – in Northern VA for $1.6M with commitment to provide build-to-suit financing up to $19M First traditional golf investment – acquired land for $1.2M and provided $5.9M mortgage financing to Evergreen Partners for a private club in GA Increasing investment spending cadence with improved cost of capital • Continue to see high-quality opportunities for acquisition and build-to- suit in our target experiential categories • Especially bullish on fitness and wellness given our deep relationships

1 0 Properties Sold During the Quarter • Vacant former Regal theatre in CA to Costco for net proceeds of $24M • 2 theatre properties to smaller operator who leased both locations from us at a 9% cap rate • Total proceeds $35.6M, with a net gain of $16.8M Update on Vacant Properties • Subsequent to quarter end, sold our last vacant AMC theatre in Hamilton, NJ to Children’s Hospital of Philadelphia for net proceeds of ~$16M and a gain of ~$3M • In past 4 years, sold 31 theatres; 1 vacant remains 2025 Revised Disposition Proceeds Guidance $130M - $145M CAPITAL RECYCLING Continue to Execute Capital Recycling Strategy to Focus Our Portfolio on Diversified Experiential Assets

FINANCIAL REVIEW

1 2*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Financial Performance Quarter ended June 30, 2025 2024 $ Change % Change Total Revenue $178.1 $173.1 $5.0 2.9% Net Income – Common 69.6 39.1 30.5 78.0% FFO as adj. – Common* 97.3 93.5 3.8 4.1% AFFO – Common* 95.8 92.3 3.5 3.8% Net Income/share – Common 0.91 0.51 0.40 78.4% FFO/share - Common, as adj.* 1.26 1.22 0.04 3.3% AFFO/share - Common* 1.24 1.20 0.04 3.3%

1 3*See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS (In millions except per-share data) Financial Performance Six months ended June 30, 2025 2024 $ Change % Change Total Revenue $353.1 $340.3 $12.8 3.8% Net Income – Common 129.4 95.7 33.7 35.2% FFO as adj. – Common* 189.1 179.2 9.9 5.5% AFFO – Common* 188.8 178.0 10.8 6.1% Net Income/share – Common 1.69 1.26 0.43 34.1% FFO/share - Common, as adj.* 2.45 2.34 0.11 4.7% AFFO/share - Common* 2.44 2.33 0.11 4.7%

1 4 Key Ratios* Quarter ended June 30, 2025 Fixed charge coverage 3.3x Debt service coverage 3.9x Interest coverage 3.9x Net Debt to Adjusted EBITDAre 5.1x Net Debt to Annualized Adjusted EBITDAre 5.0x Net Debt to Gross Assets 39% AFFO payout 71% *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures FINANCIAL HIGHLIGHTS

1 5 CAPITAL MARKETS UPDATE Debt • $2.8B total debt; $2.4B fixed rate or fixed through interest rate swaps at overall weighted avg. = 4.3% • On April 1, 2025, fully repaid $300.0M of senior unsecured notes at maturity using borrowings under our revolving credit facility • No further debt maturities in next 12 months Liquidity Position at 6/30/2025 • $13.0M unrestricted cash • $405.0M outstanding on $1B revolver

1 6 FFO AS ADJUSTED PER SHARE* Guidance (no change) $5.00 - $5.16 INVESTMENT SPENDING Guidance (no change) $200M - $300M DISPOSITION PROCEEDS Revised Guidance $130M - $145M Prior Guidance $80M - $120M *See the most recently filed Supplemental Operating and Financial Data for definitions and calculations of these non-GAAP measures 2025 GUIDANCE

1 7 OTHER INCOME Guidance (no change) $42.0M - $52.0M OTHER EXPENSE Guidance (no change) $42.0M - $52.0M PERCENTAGE RENT & PARTICIPATING INTEREST Guidance (no change) $21.5M - $25.5M GENERAL & ADMINISTRATIVE EXPENSE Guidance (no change) $53.0M - $56.0M 2025 GUIDANCE, CONTINUED

CLOSING COMMENTS